--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 7, 2006
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Resignation of William Pemble

     Interland, Inc. ("Interland" or the "Company") extended offers of employment to no more than 4 out of the 16 employees of Web Internet, LLC ("WILLC"). Ongoing operations for the Web.com assets are expected to be incorporated into the existing Interland infrastructure and operations.

     On February 7, 2006 William Pemble, Executive Vice President of Consumer Products at Interland, Inc. entered into a First Amendment of Employment Agreement and Release of Claims (the "Amendment") in respect to Mr. Pemble's employment agreement. As more particularly provided in the Amendment, the parties agreed that (a) Interland will pay Mr. Pemble a lump sum payment of $92,500 on or about February 13, 2006, (b) Mr. Pemble's employment with the Company will terminate on or about February 7, 2006, (c) the Company will waive the limitations on transfer provided in Mr. Pemble's Restricted Stock Agreement dated December 22, 2005 in order to allow Mr. Pemble to sell 153,466 shares of Interland common stock to a group of Interland Board Members, executives and other private investors, (d) Interland and WILLC will agree to amend the Transition Services Agreement, entered into in connection with the closing of Interland's acquisition of substantially all of WILLC's assets, to require Mr. Pemble to assist in the transition of responsibilities from the WILLC office in Bethel, Connecticut (the "Bethel Office") to Interland's headquarters in Atlanta, Georgia and (e) Mr. Pemble will have no further right to severance benefits upon his termination of employment for any reason. Mr. Pemble has seven days from the date of the Amendment to revoke the Amendment in accordance with the Older Workers Benefits Protection Act.

     In addition, pursuant to a Sale Agreement dated February 7, 2006, William Pemble has sold 153,466 shares of Interland common stock in a private placement to a group of purchasers consisting of three non-employee members of the Board of Directors of Interland, Jeffrey M. Stibel, the Chief Executive Officer and a member of the Board of Directors, two private investors and several additional executives of Interland, including the Company's Chief Financial Officer, Chief Marketing Officer, Chief Technology Officer, General Counsel and other executives (collectively, the "Purchasers"). The purchase price of $4.40 per share was determined based upon the closing price on January 25, 2006 and was paid in cash by the Purchasers.

     The description of the Amendment above is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is incorporated herein by reference and attached hereto as Exhibit 10.1.

Amendment of Transition Services Agreement

     On February 7, 2006 Interland and WILLC entered into a First Amendment to the Transition Services Agreement (the "First Amendment to the TSA"). As more particularly provided in the First Amendment to the TSA, the parties agreed that William Pemble would supervise, manage and assist WILLC in the smooth and expeditious transfer of functions and responsibilities from the Bethel Office to Interland's headquarters in Atlanta, Georgia. Upon a successful completion of that relocation, Interland is obligated to pay Mr. Pemble an additional $92,500. The description of the First Amendment to the TSA above is qualified in its entirety by reference to the full text of the First Amendment to the TSA Amendment. A copy of the First Amendment to the TSA is incorporated herein by reference and attached hereto as Exhibit 10.2.

     The Company intends the First Amendment to the TSA to provide for the orderly transition of responsibilities from the Bethel Office to the Company's headquarters in Atlanta, Georgia and intends for the contingent $92,500 payment to Mr. Pemble contemplated in the First Amendment to the TSA to provide him with an incentive to ensure an orderly transition. After accounting for Mr. Pemble's resignation on February 7, 2006, the Company anticipates that no more than 3 of the 16 employees of WILLC will remain employees of the Company after the Bethel Office is closed. The Company expects to close the Bethel Office on or before April 30, 2006.

SECTION 5

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Resignation of William Pemble

     The contents of Item 1.01 above are incorporated herein by this reference.

SECTION 8

ITEM 8.01   OTHER EVENTS

Purchase of Restricted Stock of William Pemble

     The contents of Item 1.01 above are incorporated herein by this reference.

     Pursuant to a Sale Agreement dated February 7, 2006, William Pemble has sold 153,466 shares of Interland common stock in a private placement to a group of purchasers consisting of three non-employee members of the Board of Directors of Interland, Jeffrey M. Stibel, the Chief Executive Officer and a member of the Board of Directors, two private investors and several additional executives of Interland, including the Company's Chief Financial Officer, Chief Marketing Officer, Chief Technology Officer, General Counsel and other executives (collectively, the "Purchasers"). The purchase price of $4.40 per share was determined based upon the closing price on January 25, 2006 and was paid in cash by the Purchasers.

     The Shares purchased were acquired by Mr. Pemble as part of Interland's acquisition of substantially all the assets of WILLC pursuant to a Restricted Stock Agreement dated December 22, 2005 between Interland and Mr. Pemble (the "Restricted Stock Agreement"). The Restricted Stock Agreement limited Mr.

Pemble's ability to sell or transfer the Shares, providing that Mr. Pemble could sell or transfer not more than one thirty-sixth (1/36th) of the entire amount each month for 36 consecutive months. In connection with Mr. Pemble's resignation as an employee and executive officer of the Company, the Company waived the restrictions on transfer provided in the Restricted Stock Agreement to permit Mr. Pemble to sell the Shares to the Purchasers. That waiver, and the sale of the Shares to the Purchasers, was approved by the Members of the Board of Directors who were not included in the group of Purchasers as well as by the Audit Committee of the Board of Directors.

     When conveyed to the Purchasers, the Shares will be unregistered and will constitute "restricted securities" for purposes of Rule 144. The Company has no present plans to register the Shares. In addition, those Purchasers who are subject to Section 16 of the Securities Exchange Act may be limited in their ability to sell any shares of Interland stock for the next six months without incurring liability under that section.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Shell Company Transactions.

          Not applicable.

     (d)  Exhibits.


Exhibit
Number         Description
-------        -----------

10.1 First Amendment to Employment Agreement and Release of Claims between Interland, Inc. and William Pemble dated February 7, 2006

10.2           First  Amendment  to  Transition   Services   Agreement   between
               Interland, Inc. and Web Internet, LLC dated February 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2006              INTERLAND, INC.


                                      By:  /s/ Jonathan B. Wilson
                                           -------------------------------------
                                           Jonathan B. Wilson
                                           Senior Vice President and
                                           General Counsel

Exhibit
Number         Description
-------        -----------

10.1 First Amendment to Employment Agreement and Release of Claims between Interland, Inc. and William Pemble dated February 7, 2006

10.2           First  Amendment  to  Transition   Services   Agreement   between
               Interland, Inc. and Web Internet, LLC dated February 7, 2006